Execution Version
OMNIBUS AMENDMENT AND CONSENT AGREEMENT

    This OMNIBUS AMENDMENT AND CONSENT AGREEMENT, dated as of December 19, 2022 (this “Amendment”), is entered into by and among FORTISTAR METHANE 3 LLC, a Delaware limited liability company (the “Borrower”), each of the Lenders party hereto (the “Lenders”), MUFG BANK, LTD., not in its individual capacity but solely as Administrative Agent (the “Administrative Agent”), MUFG UNION BANK, N.A., not in its individual capacity but solely as depositary bank and securities intermediary hereunder (the “Accounts Bank”), MUFG UNION BANK, N.A., not in its individual capacity but solely as collateral agent (the “Collateral Agent”), and OPAL FUELS LLC, a Delaware limited liability company (“Borrower Parent”). The purpose of this Amendment is to grant certain consents under, and modify certain provisions of, (i) that certain Second Amended and Restated Credit Agreement, dated as of September 21, 2015 (as amended, the “Credit Agreement”), by and among the Borrower, the Lenders, the Administrative Agent, the Collateral Agent and the other parties thereto, and (ii) the Accounts Agreement. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Credit Agreement and the rules of interpretation set forth in the Credit Agreement apply as if set forth herein.
WHEREAS, pursuant to the Credit Agreement, the Lenders agreed to make a credit facility available to the Borrower, subject to the terms and conditions set forth therein;

WHEREAS, the Borrower owns a portfolio of Project Companies;

WHEREAS, the Borrower has delivered to the Administrative Agent a request to (a) extend the Final Maturity Date to March 20, 2023, (b) permit Borrower Parent to purchase all rights and obligations of each of AA Infrastructure Fund 1 Ltd., East West Bank and Raymond James Bank (collectively, the “Non-Participating Lenders”) under the Credit Agreement, (c) prepay a portion of the outstanding Loans made by MUFG BANK, LTD. and CoBank, ACB (together, the “Participating Lenders”), and (d) transfer to an Affiliate of the Borrower each of MM Prince William Energy LLC, Prince William Energy LLC and NEO Prince William LLC (collectively, the “Prince William Project Companies”); and

WHEREAS, the Borrower, the Lenders party hereto, each LC Issuing Bank, the Collateral Agent, the Administrative Agent and the Accounts Bank have agreed, subject to the terms and conditions herein, to enter into this Amendment;
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Section 1.Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions:
(a)The Administrative Agent has received an executed counterpart of this Amendment from each party hereto;
(b)Borrower Parent has entered into a Lender Assignment Agreement with each Non-Participating Lender, in the applicable form attached as Exhibit A hereto, and paid to each Non-Participating Lender the amounts specified in Section 3 of the applicable Lender Assignment Agreement as the par value purchase price set forth therein for the sale, assignment and transfer of the assigned rights contemplated therein;
(c)Borrower Parent has paid to the Administrative Agent the processing and recording fee under Section 10.03(b) of the Credit Agreement in an amount equal to $5,000 per assignment;

(d)The Administrative Agent has received a prepayment of the Loans in an aggregate amount equal to $10,014,122.12 (the “Prepayment Amount”), which shall be applied to the account of the Participating Lenders to reduce the principal amount of outstanding Loans held by each Participating Lender to $12,500,000, it being understood and agreed that in consideration of payment of the Prepayment Amount, no principal payment of the Loans shall be due or payable on December 31, 2022; and
(e)The Administrative Agent has received fully executed copies of contribution and assignment agreements, in the forms attached as Exhibits B-1 and B-2 hereto, between (i) the Borrower and Borrower Parent and (ii) Borrower Parent and Prince William Holdings LLC, an Affiliate of the Borrower, transferring ownership of the Prince William Project Companies to Prince William Holdings LLC (collectively, the “PW Assignments.
Section 2.Limited Consents and Amendments.
(a)Each of the Lenders party hereto consent to:
(i) The Non-Participating Lenders assigning their Loans to Borrower Parent, and Borrower Parent becoming a Lender pursuant to Section 10.03(b) of the Credit Agreement, notwithstanding that Borrower Parent is not an Eligible Assignee; and
(ii)The execution by all parties thereto of the PW Assignments and transfer of the Prince William Project Companies in accordance with the PW Assignments.
(b)Exhibit A to the Credit Agreement is amended by inserting the following new definitions:
““Borrower Affiliate Lender” means Opal Fuels LLC or any other Lender that is also a Loan Party, a Project Party or any Affiliate or Subsidiary thereof.”
““Tranche B Term Loan” means any Loan held by a Borrower Affiliate Lender.”
(c)Exhibit A to the Credit Agreement is amended by deleting the definition of “Non-Voting Lender”.
(d)The definition of “Debt Service Reserve Required Amount” in Exhibit A to the Credit Agreement is amended and restated as follows:
““Debt Service Reserve Required Amount” means $750,000.”
(e)The definition of “Final Maturity Date” in Exhibit A to the Credit Agreement is amended and restated as follows:
    ““Final Maturity Date” means March 20, 2023.”
(f)Section 3.15 of the Credit Agreement is amended by inserting the following paragraph as clause (d):
(d) Notwithstanding the foregoing Section 3.15(b) or any other provision to the contrary in this Agreement or any other Financing Document, no payments or prepayments or principal, interest or fees will be applied to the repayment of any Tranche B Term Loans until the principal amount of all other Loans, together with interest thereon, any fees with respect thereto and any other Obligations (other than unasserted contingent Obligations) have been repaid in full.
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(g)Section 10.01 and the definitions of “Required Lenders” and “Supermajority” of the Credit Agreement are hereby amended to delete the red stricken text (indicated textually as ~~stricken text~~) and to add the blue bold and underlined text (indicated textually as bold underlined text), as set forth in Exhibit C hereto.
(h)Section 10.03 of the Credit Agreement is amended by inserting the following as clause (i):
(i)    The following terms and conditions shall apply in connection with any assignment to a Borrower Affiliate Lender:
(a)Borrower Affiliate Lenders shall not (1) have the right to receive information, reports or other materials provided solely to Lenders by any Agent or any other Lender, (2) attend or participate in meetings attended solely by the Lenders, Agents, or any combination of the foregoing, or (3) access any electronic site established for the Lenders, Agents, or any combination of the foregoing or confidential communications from counsel to or financial advisors of the Lenders, Agents, or any combination of the foregoing;
(b)Borrower Affiliate Lenders shall not be entitled to bring actions against any Loan Party, or receive advice of counsel or other advisors to the Administrative Agent or any other Lenders or challenge the attorney client privilege of their respective counsel;
(c)for purposes of voting on any plan of reorganization or plan of liquidation pursuant to any bankruptcy, insolvency or debtor relief laws (a “Plan”), each Borrower Affiliate Lender hereby agrees (x) not to vote on such Plan, (y) if such Borrower Affiliate Lender does vote on such Plan notwithstanding the restriction in the foregoing clause (x), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other bankruptcy, insolvency or debtor relief laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such Plan in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other bankruptcy, insolvency or debtor relief laws) and (z) not to contest any request by any party for a determination by the applicable bankruptcy court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (y), in each case under this clause (i)(C) unless such Plan adversely affects such Borrower Affiliate Lenders more than other Lenders in any material respect, and each Borrower Affiliate Lender hereby irrevocably appoints the Administrative Agent (such appointment being coupled with an interest) as such Borrower Affiliate Lender’s attorney-in-fact, with full authority in the place and stead of such Borrower Affiliate Lender and in the name of such Borrower Affiliate Lender (solely in respect of Loans therein and not in respect of any other claim or status such Borrower Affiliate Lender may otherwise have), from time to time in the Administrative Agent’s discretion to take any action and to execute any instrument that the Administrative Agent may deem reasonably necessary or appropriate to carry out the provisions of this paragraph (C), including to ensure that any vote of such Borrower Affiliate Lender on any Plan is withdrawn or otherwise not counted;
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(d)any assignment by a Borrower Affiliate Lender of its Loans shall require the prior consent of all Lenders that, after giving effect to such assignment and any other assignment occurring substantially simultaneously therewith, continue to hold all or any portion of the Loans.
(i)Section 3.02 of the Accounts Agreement is amended by inserting the following paragraph as clause (m):
(m) Notwithstanding any provision to the contrary in this Agreement or any other Financing Documents, any funds available to pay principal or interest on the Loans, including any proceeds of any sale of the Collateral following an Event of Default or any draws on any Debt Service Reserve Letters of Credit, will not be applied to the repayment of any Tranche B Term Loans until the principal amount of all other Loans, together with interest thereon, any fees with respect thereto and any other Obligations (other than unasserted contingent Obligations).
Section 3.Supplemental Terms.
(a)Borrower Parent acknowledges and agrees that it is a Borrower Affiliate Lender.
(b)Upon the Administrative Agent’s receipt of the Prepayment Amount and the PW Assignments, the Project-Specific Discharge Date will be deemed to have occurred with respect to the Prince William Project and the Prince William 2 Project pursuant to Section 3.18(c) of the Credit Agreement.
Section 4.Limited Purpose. Other than as explicitly provided herein, the execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Secured Party under the Credit Agreement or any other Financing Documents. The agreements contained herein are each limited to the specific provisions and circumstances described and shall not be deemed to prejudice any rights not specifically addressed herein which any Secured Party may now have or may have in the future under the Credit Agreement or any other Financing Documents. Except as expressly amended hereby or otherwise provided herein, all of the terms and conditions of the Credit Agreement and all other Financing Documents remain in full force and effect, and none of such terms and conditions are, or shall be construed as, otherwise amended or modified.
Section 5.Miscellaneous.
(a)THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REFERENCE TO CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
(b)This Amendment shall be deemed a Financing Document.
(c)This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.
(d)Delivery of an executed counterpart of a signature page of this Amendment by telecopy or portable document format (“PDF”) shall be effective as delivery of a manually executed counterpart of this Amendment.
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(e)The Administrative Agent hereby authorizes and directs the Collateral Agent and Accounts Bank to execute and deliver this Amendment.
[SIGNATURE PAGES FOLLOW.]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.
FORTISTAR METHANE 3 LLC,
as Borrower
By: /s/ Jonathan Maurer
Name: Jonathan Maurer
Title: Co-Chief Executive Officer

OPAL FUELS LLC,
as Borrower Parent
By: /s/ Jonathan Maurer
Name: Jonathan Maurer
Title: Co-Chief Executive Officer

Signature Page to Omnibus Amendment and Consent Agreement

MUFG BANK, LTD.,
as a Lender
By: /s/ Louise Leef
Name: Louise Leef
Title: Director

Signature Page to Omnibus Amendment and Consent Agreement

MUFG BANK, LTD.,
as Administrative Agent
By: /s/ Lawrence Blat
Name: Lawrence Blat
Title: Authorized Signatory

Signature Page to Omnibus Amendment and Consent Agreement

MUFG UNION BANK, N.A.,
as Collateral Agent
By: /s/ Timothy P. Miller
Name: Timothy P. Miller
Title: Vice President

Signature Page to Omnibus Amendment and Consent Agreement

MUFG BANK, LTD.,
as an LC Issuing Bank
By: /s/ Louise Leef
Name: Louise Leef
Title: Director

Signature Page to Omnibus Amendment and Consent Agreement

MUFG UNION BANK, N.A.,
as Accounts Bank
By: /s/ Timothy P. Miller
Name: Timothy P. Miller
Title: Vice President

Signature Page to Omnibus Amendment and Consent Agreement

COBANK, ACB
as a Lender
By: /s/ Chris Lutz
Name: Chris Lutz
Title: Vice President

COBANK, ACB
as an LC Issuing Bank
By: /s/ Chris Lutz
Name: Chris Lutz
Title: Vice President

Signature Page to Omnibus Amendment and Consent Agreement

EAST WEST BANK,
as a Lender
By: /s/ Christopher Simeone
Name: Christopher Simeone
Title: Senior Vice President

Signature Page to Omnibus Amendment and Consent Agreement

AA INFRASTRUCTURE FUND 1 LTD.,
as a Lender
By: Athene Asset Management LLC, its investment adviser
By: Apollo Credit Management, LLC, its sub-advisor

By: /s/ William Kuesel
Name: William Kuesel
Title: Vice President

Signature Page to Omnibus Amendment and Consent Agreement

Signature Page to Omnibus Amendment and Consent Agreement

RAYMOND JAMES BANK,
as a Lender
By: /s/ Robert F. Moyle
Name: Robert F. Moyle
Title: Managing Director

Signature Page to Omnibus Amendment and Consent Agreement

Exhibit A

Exhibit B-1

Exhibit B-2

Exhibit C

Section 10.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Borrower, any Project Company, Pledgor, or any other party (other than a Secured Party) from any provision of this Agreement, shall be effective unless in writing signed by the Required Lenders (or, if expressly contemplated in this Agreement, 100% of the Lenders) and acknowledged by the Administrative Agent or, if expressly contemplated hereby, signed by the Administrative Agent. Any amendment to this Agreement shall also be signed by the Borrower. No amendment or waiver of, or consent to any departure by the Borrower, any Project Company, Pledgor, or any other party (other than a Secured Party) from, any Financing Document other than this Agreement (including any Interest Rate Protection Agreements) shall be effective unless in writing signed by the parties to such Financing Document who are providing the relevant waiver or consent and all parties to such Financing Document in the case of an amendment (including any Loan Parties that are parties to such Financing Document), and in each such case acknowledged by the Administrative Agent. Each waiver or consent under this Agreement and any other Financing Document shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding the foregoing, no amendment, waiver or consent shall:
(a)extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.03(a) (Action Upon Other Event of Default)) without the prior written consent of such Lender (~~other than any Non-Voting Lender~~ including a Borrower Affiliate Lender in the case of any extension or increase in the Commitment of such Borrower Affiliate Lender) or extend or increase the Aggregate Acquisition Term Loan Commitment, Aggregate ACP Loan Commitment or the Aggregate Working Capital Loan Commitment;
(b)postpone any date scheduled for any payment of principal or interest under Section 3.02 (Repayment of ACP Construction Loans), Section 3.03 (Repayment of Term Loans or ACP Term Loans), Section 3.04 (Repayment of Working Capital Loans), Section 3.05 (Interest Payment Dates), or any date fixed by the Administrative Agent for the payment of fees or other amounts due to the Lenders (or any of them) hereunder or under any other Financing Document without the prior written consent of each Lender affected thereby (~~other than any Non-Voting Lender~~ other than any Borrower Affiliate Lender, except to the extent that such amendment, waiver or consent would establish a later scheduled payment date for Tranche B Term Loans than Term Loans held by other Lenders);
(c)reduce the principal of, or the rate of interest specified herein on, any Loan, or any Fees or other amounts (including any mandatory prepayments under Section 3.11 (Mandatory Prepayment)) payable hereunder or under any other Financing Document to any Lender without the prior written consent of each Lender directly affected thereby (~~other than any Non-Voting Lender~~ other than any Borrower Affiliate Lender, except to the extent that such amendment, waiver or consent would reduce the principal or rate of interest of Tranche B Term Loans in a disproportionate manner to that of Term Loans held by other Lenders); provided, that only the prior written consent of the Required Lenders shall be necessary to amend the definition of Default Rate or to waive any obligation of the Borrower to pay interest at the Default Rate; provided, further, that with respect to any increase in the rate of interest applicable to a particular Lender, only the consent of such affected Lender and the Administrative Agent shall be required;
(d)change the order of application of any reduction in the Commitments, or any prepayment of Loans from the application thereof set forth in the applicable provisions of Section 2.11 (Termination or Reduction of Commitments), Section 3.10 (Optional

Prepayment) or Section 3.11 (Mandatory Prepayment) in any manner without the prior written consent of each Lender affected thereby (other than any ~~Non-Voting Lender~~Borrower Affiliate Lender);
(e)change any provision of this Section 10.01, the definition of Required Lenders or any other provision of any Financing Document specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights under any Financing Document (including any such provision specifying the number or percentage of Lenders required to waive any Event of Default or forbear from taking any action or pursuing any remedy with respect to any Event of Default), or make any determination or grant any consent under any Financing Document, without the prior written consent of each Lender (~~other than any Non-Voting Lender~~ other than any Borrower Affiliate Lender, unless such action affects such Borrower Affiliate Lender in a disproportionately adverse manner than its effect on the other Lenders);
(f)release (i) the Borrower from all or substantially all of its obligations (except for obligations that are expressly covered in clause (a) - (e) above or (g) below) under any Financing Document, or (ii) any Collateral with a fair market value, or a disposal price, of more than five hundred thousand Dollars ($500,000), in each case, in any transaction or series of related transactions except for sales or releases permitted hereunder, without the prior written consent of each Lender (~~other than any Non-Voting Lender~~ other than any Borrower Affiliate Lender, unless such release affects such Borrower Affiliate Lender in a disproportionately adverse manner than its effect on the other Lenders);
(g)amend the order of payments set forth in Section 5.01(b) (Revenue Account – Withdrawals from the Revenue Account) of the Accounts Agreement; or
(h)amend, modify or waive this Agreement or any Security Document so as to alter the ratable treatment of Obligations arising under the Financing Documents and obligations arising under Interest Rate Protection Agreements or the definition of “Interest Rate Protection Provider”, “Interest Rate Protection Agreement”, “Financing Documents”, “Obligations” or “Secured Parties”, in each case, in a manner adverse to any Interest Rate Protection Provider with obligations then outstanding without the written consent of such Interest Rate Protection Provider.
and provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by an Agent in addition to the Lenders or other parties required above, affect the rights or duties of, or any fees or other amounts payable to, such Agent under this Agreement or any other Financing Document; and (ii) Section 10.03(h) (Assignments) may not be amended, waived or otherwise modified without the prior written consent of each Granting Lender all or any part of whose Loan is being funded by an SPV at the time of such amendment, waiver or other modification.
Notwithstanding the other provisions of this Section 10.01, the Borrower (and the other Loan Parties party to the relevant Financing Documents), the Collateral Agent and the Administrative Agent may (but shall have no obligation to) amend or supplement the Financing Documents without the consent of any Lender solely: (i) to cure any ambiguity, defect or inconsistency; (ii) to make any change that would provide any additional rights or benefits to the Lenders; or (iii) to make, complete or confirm any grant of Collateral permitted or required by this Agreement or any of the Security Documents or any release of any Collateral that is otherwise permitted under the terms of this Agreement and the Security Documents.

“Required Lenders” means at any time Lenders (excluding ~~any Non-Voting Lender~~ any Borrower Affiliate Lender other than with respect to matters set forth in Section 10.01 entitling such Borrower Affiliate Lender to vote as a Lender) holding Term Loans, Acquisition Term Loan Commitments, ACP Loans and ACP Loan Commitments, Working Capital Loans, Working Capital Loan Commitments and participations in Letters of Credit, greater than fifty percent (50%) of the sum of the aggregate outstanding principal amount of the Term Loans, Acquisition Term Loan Commitments, ACP Loans, ACP Loan Commitments, and Working Capital Exposure then outstanding or existing; excluding, in each case the principal amounts of any Loans made by, Commitments held by or participations in Letters of Credit held by, any ~~Non-Voting Lenders~~Borrower Affiliate Lender other than with respect to matters set forth in Section 10.01 entitling such Borrower Affiliate Lender to vote as a Lender.
“Supermajority” of the Lenders, means at any time Lenders (excluding all ~~Non-Voting Lenders~~Borrower Affiliate Lenders) holding Term Loans, Acquisition Term Loan Commitments, ACP Loans and ACP Loan Commitments, Working Capital Loans, Working Capital Loan Commitments and participations in Letters of Credit, greater than two thirds (66 2/3%) of the sum of the aggregate outstanding principal amount of the Term Loans, Acquisition Term Loan Commitments, ACP Loans, ACP Loan Commitments, and Working Capital Exposure then outstanding or existing; excluding, in each case the principal amounts of any Loans made by, Commitments held by or participations in Letters of Credit held by, any ~~Non-Voting Lenders~~Borrower Affiliate Lenders.